Long-term debt	12 Months Ended
Dec. 31, 2021
Contract obligations
Long-term Debt

12. Long-term debt

On May 26, 2021, the Company received $1,000,000 from the Business Development Bank of Canada’s (“BDC”) Highly Affected Sectors Credit Availability Program (“HASCAP Loan”), funded by the Royal Bank of Canada. The HASCAP Loan is a $1,000,000 non-revolving ten year term credit facility with an interest rate of 4%. Repayment terms are interest only until May 26, 2022, and monthly principal plus interest payments for the remaining nine years. The HASCAP Loan is secured by a general security agreement and is guaranteed by BDC.

Maturity of long-term debt:
2022	104,167
2023	146,481
2024	142,037
2025	137,593
2026	133,148
2027 to 2031	534,907
Total principal and interest payments	1,198,333
Less interest	(198,333)
Total principal remaining	1,000,000
Current portion of long-term debt	64,815
Non-current portion of long-term debt	935,185